Exhibit 99.4

                         Certification of CEO and CFO
                                  Pursuant to
                            18 U.S.C. Section 1350,
                            as Adopted Pursuant to
                 Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Current Report on Form 8-K/A of Video Network Communications, Inc. (the "Company") amending the Current Report on Form 8-K filed May 17, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Carl Muscari, as Chief Executive Officer of the Company, and Lawrence Kinsella, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


   /s/ Carl Muscari
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Name:   Carl Muscari
Title:  Chief Executive Officer
Date:   September 4, 2002


  /s/ Lawrence Kinsella
----------------------------------
Name:  Lawrence Kinsella
Title: Chief Financial Officer
Date:  September 4, 2002

This certification accompanies the Report pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of ss.18 of the Securities Exchange Act of 1934, as amended.